Exhibit 32.2

                      CERTIFICATION OF CFO PURSUANT TO THE
                               SARBANES-OXLEY ACT

In connection with the Annual Report of Finotec Group, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2007 as filed with the Securities and Exchange commission on the date hereof (the "Report), Guy Elhanani, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that: (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2007

Signed:

/s/ Guy Elhanani
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Guy Elhanani
Chief Financial Officer